Exhibits 77(q)(1)


                                    Exhibits

         (a)(1) Amendment No. 35 dated November 11, 2003, to Amended and Restated Declaration of Trust of ING Mutual Funds, filed herein.

         (a)(2) Amendment No. 36 dated February 25, 2004, to Amended and Restated Declaration of Trust of ING Mutual Funds, filed herein.

         (e)(1) Amended Schedule A with respect to the Investment Management Agreement between ING Mutual Funds and ING Investments, LLC with regard to ING International, ING Precious Metals, ING Russia, ING Global Equity Dividend and ING Foreign Funds is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(2) Amended Schedule A with respect to the Investment Management Agreement between ING Mutual Funds and ING Investments, LLC with regard to ING Emerging Countries, ING Worldwide Growth, ING International SmallCap Growth and ING Global Real Estate Funds is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(3) First Amendment effective July 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and Clarion CRA Securities, L.P. with regard to ING Global Real Estate Fund is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

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         (e)(4) Second Amendment effective September 1, 2003, to the
         Sub-Advisory Agreement between ING Investments, LLC and Clarion CRA Securities, L.P. with regard to ING Global Real Estate Fund is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(5) Restated Expense Limitation Agreement effective August 1, 2003, by and between ING Investments, LLC and ING Mutual Funds, with regard to ING Foreign, ING International, ING Precious Metals and ING Worldwide Growth Funds is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(6) Restated Expense Limitation Agreement effective August 1, 2003, by and between ING Investments, LLC, ING Mutual Funds and Clarion CR Securities, L.P., with regard to ING Global Real Estate Fund is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(7) Restated Expense Limitation Agreement effective August 1, 2003, by and between ING Investments, LLC, ING Mutual Funds and Nicholas-Applegate Capital Management with regard to ING International SmallCap Growth Fund is incorporated by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement on Form N-1A filed on February 13, 2004.

         (e)(8) Expense Limitation Agreement effective May 29, 2003, by and between ING Investments, LLC and ING Mutual Funds with regard to ING Global Equity Dividend Fund is incorporated by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A filed on August 29, 2003.

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